

                                                                                                                        Exhibit 99.1



                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004



         Rig Name           Rig Type                Status (1)                   Customer
         --------           --------                ----------                   --------
 US Inland Barges
---------------------------------------------------------------------------------------------------
     1  Rig 01        Conv - 2000 hp          Cold Stacked  05/03
       --------------------------------------------------------------------------------------------
     2  Rig 07        Posted - 2000 hp        Cold Stacked  03/02
       --------------------------------------------------------------------------------------------
     3  Rig 09        Posted - 2000 hp        Operating                 Sabco Oil & Gas
       --------------------------------------------------------------------------------------------
     4  Rig 10        Posted - 2000 hp        Cold Stacked  03/02
       --------------------------------------------------------------------------------------------
     5  Rig 11        Conv - 3000 hp          Operating                 Clayton Williams Energy
       --------------------------------------------------------------------------------------------
     6  Rig 15        Conv - 2000 hp, TDr     Operating                 Apache Corp
       --------------------------------------------------------------------------------------------
     7  Rig 17        Posted - 3000 hp, TD    Operating                 PXP
       --------------------------------------------------------------------------------------------
     8  Rig 19        Conv - 1000 hp          Operating                 Swift Energy Co.
       --------------------------------------------------------------------------------------------
     9  Rig 20        Conv - 1000 hp          Cold Stacked  09/03
       --------------------------------------------------------------------------------------------
    10  Rig 21        Conv - 1500 hp          Cold Stacked  07/99
       --------------------------------------------------------------------------------------------
    11  Rig 23        Conv - 1000 hp          Cold Stacked  03/02
       --------------------------------------------------------------------------------------------
    12  Rig 27        Posted - 3000hp, TD     Operating                 McMoran Exploration
       --------------------------------------------------------------------------------------------
    13  Rig 28        Conv - 3000 hp          Cold Stacked  05/03
       --------------------------------------------------------------------------------------------
    14  Rig 29        Conv - 3000hp,TD        Operating                 Apache Corp
       --------------------------------------------------------------------------------------------
    15  Rig 30        Conv - 3000 hp          Cold Stacked  03/02
       --------------------------------------------------------------------------------------------
    16  Rig 31        Conv - 3000 hp          Cold Stacked  03/02
       --------------------------------------------------------------------------------------------
    17  Rig 32        Conv - 3000hp           Cold Stacked  12/03
       --------------------------------------------------------------------------------------------
    18  Rig 41        Posted - 3000 hp, TD    Operating                 Schlumberger
       --------------------------------------------------------------------------------------------
    19  Rig 46        Posted - 3000 hp        Operating                 Henry Production
       --------------------------------------------------------------------------------------------
    20  Rig 47        Posted - 3000 hp        Cold Stacked  02/98
       --------------------------------------------------------------------------------------------
    21  Rig 48        Posted - 3000hp, TD     Operating                 ORX
       --------------------------------------------------------------------------------------------
    22  Rig 49        Posted - 3000 hp        Cold Stacked  05/03
       --------------------------------------------------------------------------------------------
    23  Rig 52        Posted - 2000hp, TD     Operating                 Newfield Exploration
       --------------------------------------------------------------------------------------------
    24  Rig 55        Posted - 3000hp, TDr    Operating                 Apache Corp
       --------------------------------------------------------------------------------------------
    25  Rig 57        Posted - 2000hp         Operating                 Pioneer Natural Resources
       --------------------------------------------------------------------------------------------
    26  Rig 61        Posted - 3000 hp        Cold Stacked  02/98
       --------------------------------------------------------------------------------------------
    27  Rig 62        Posted - 3000hp         Cold Stacked  06/03
       --------------------------------------------------------------------------------------------
    28  Rig 64        Posted - 3000hp         Idle
       --------------------------------------------------------------------------------------------
    29  Rig 74        Posted - 2000 hp        Cold Stacked  02/99
       --------------------------------------------------------------------------------------------
    30  Rig 75        Posted - 2000 hp        Cold Stacked  02/99
       --------------------------------------------------------------------------------------------





                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004

                                   Contract (2)            Est. Duration (2)
                              --------------------------  -------------------
         Rig Name             Type       Dayrate ($000s)   Days      Date                 Comments
         --------             ----       ---------------   ---       ----                 ---------
 US Inland Barges
---------------------------------------------------------------------------------------------------------------
     1  Rig 01
       --------------------------------------------------------------------------------------------------------
     2  Rig 07
       --------------------------------------------------------------------------------------------------------
     3  Rig 09            one well              High $10s      30  09/30/04
       --------------------------------------------------------------------------------------------------------
     4  Rig 10
       --------------------------------------------------------------------------------------------------------
     5  Rig 11            one well              High $10s      33  10/03/04
       --------------------------------------------------------------------------------------------------------
     6  Rig 15            two wells              Low $20s       1  09/01/04
       --------------------------------------------------------------------------------------------------------
     7  Rig 17            one well              High $10s      29  09/29/04    starts 9/2/04, off contract 8/30/04
       --------------------------------------------------------------------------------------------------------
     8  Rig 19            term                   Mid $10s      59  10/29/04
       --------------------------------------------------------------------------------------------------------
     9  Rig 20
       --------------------------------------------------------------------------------------------------------
    10  Rig 21
       --------------------------------------------------------------------------------------------------------
    11  Rig 23
       --------------------------------------------------------------------------------------------------------
    12  Rig 27            one well              High $20s     115  12/24/04
       --------------------------------------------------------------------------------------------------------
    13  Rig 28
       --------------------------------------------------------------------------------------------------------
    14  Rig 29            two wells              Mid $20s       7  09/07/04
       --------------------------------------------------------------------------------------------------------
    15  Rig 30
       --------------------------------------------------------------------------------------------------------
    16  Rig 31
       --------------------------------------------------------------------------------------------------------
    17  Rig 32
       --------------------------------------------------------------------------------------------------------
    18  Rig 41            one well               Low $20s      29  09/29/04
       --------------------------------------------------------------------------------------------------------
    19  Rig 46            two wells             High $10s      30  09/30/04
       --------------------------------------------------------------------------------------------------------
    20  Rig 47
       --------------------------------------------------------------------------------------------------------
    21  Rig 48            one well               Low $20s      30  09/30/04    then to shipyard for 20 days
       --------------------------------------------------------------------------------------------------------
    22  Rig 49
       --------------------------------------------------------------------------------------------------------
    23  Rig 52            two wells              Mid $20s      60  10/30/04
       --------------------------------------------------------------------------------------------------------
    24  Rig 55            one well               Mid $20s      38  10/08/04
       --------------------------------------------------------------------------------------------------------
    25  Rig 57            one well               Low $20s       9  09/09/04
       --------------------------------------------------------------------------------------------------------
    26  Rig 61
       --------------------------------------------------------------------------------------------------------
    27  Rig 62
       --------------------------------------------------------------------------------------------------------
    28  Rig 64                                                                 shipyard until 9/10/04
       --------------------------------------------------------------------------------------------------------
    29  Rig 74
       --------------------------------------------------------------------------------------------------------
    30  Rig 75
       --------------------------------------------------------------------------------------------------------
                                                  Average  34 days





                                                                                                                        Exhibit 99.1



                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004



         Rig Name           Rig Type                Status (1)                   Customer
         --------           --------                ----------                   --------
 US Gulf of Mexico
--------------------------------------------------------------------------------------------------
     1  THE 75        Submersible,  TD        Operating                 Energy Partners
       -------------------------------------------------------------------------------------------
     2  THE 77        Submersible             Cold Stacked  01/99
       -------------------------------------------------------------------------------------------
     3  THE 78        Submersible             Cold Stacked  07/01
       -------------------------------------------------------------------------------------------
     4  THE 150       150' - ILC,  TD         Operating                 Hilcorp
       -------------------------------------------------------------------------------------------
     5  THE 152       150' - MC,  TD          Operating                 ATP
       -------------------------------------------------------------------------------------------
     6  THE 153       150' - MC               Cold Stacked  07/01
       -------------------------------------------------------------------------------------------
     7  THE 155       150' - ILC              Cold Stacked  07/01
       -------------------------------------------------------------------------------------------
     8  THE 185       120' - ILC,  TD         Cold Stacked  09/99
       -------------------------------------------------------------------------------------------
     9  THE 191       160' - MS               Cold Stacked  08/01
       -------------------------------------------------------------------------------------------
    10  THE 200       200' - MC,  TD          Operating                 Walter Oil & Gas
                                                                        ADTI
                                                                        Petsec
                                                                        Petsec
       -------------------------------------------------------------------------------------------
   11   THE 201       200' - MC,  TD          Operating                 Gryphon Exploration
       -------------------------------------------------------------------------------------------
   12   THE 202       200' - MC,  TD          Operating                 ADTI
       -------------------------------------------------------------------------------------------
   13   THE 203       200' - MC,  TD          Operating                 ADTI
       -------------------------------------------------------------------------------------------
   14   THE 204       200' - MC,  TD          Operating                 ADTI
       -------------------------------------------------------------------------------------------
   15   THE 207       200' - MC,  TD          Operating                 Explore Enterprises
       -------------------------------------------------------------------------------------------
   16   THE 250       250' - MS               Operating                 ADTI
       -------------------------------------------------------------------------------------------
   17   THE 251       250' - MS,  TD          Operating                 East Cameron Partners
       -------------------------------------------------------------------------------------------
   18   THE 252       250' - MS               Cold Stacked  11/01
       -------------------------------------------------------------------------------------------
   19   THE 253       250- ' MS               Operating                 Schlumberger

       -------------------------------------------------------------------------------------------
    20  THE 254       250' - MS               Cold Stacked  07/01
       -------------------------------------------------------------------------------------------
    21  THE 255       250' - MS               Cold Stacked  07/01
       -------------------------------------------------------------------------------------------
    22  THE 256       250' - MS               Cold Stacked  03/99
       -------------------------------------------------------------------------------------------




                                                                                                                        Exhibit 99.1



                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004

                                     Contract (2)            Est. Duration (2)
                                --------------------------  -------------------
         Rig Name               Type       Dayrate ($000s)   Days      Date                 Comments
         --------               ----       ---------------   ---       ----                 ---------
 US Gulf of Mexico
-----------------------------------------------------------------------------------------------------------------
     1  THE 75              one well              High $20s       4  09/04/04
       ----------------------------------------------------------------------------------------------------------
     2  THE 77
       ----------------------------------------------------------------------------------------------------------
     3  THE 78
       ----------------------------------------------------------------------------------------------------------
     4  THE 150             one well               Low $30s      10  09/10/04
       ----------------------------------------------------------------------------------------------------------
     5  THE 152             term                   Low $30s      32  10/02/04
       ----------------------------------------------------------------------------------------------------------
     6  THE 153
       ----------------------------------------------------------------------------------------------------------
     7  THE 155
       ----------------------------------------------------------------------------------------------------------
     8  THE 185
       ----------------------------------------------------------------------------------------------------------
     9  THE 191
       ----------------------------------------------------------------------------------------------------------
    10  THE 200             one well               Low $30s       9  09/09/04
                            one well               Mid $30s      10  09/19/04
                            one well               Mid $30s      14  10/03/04
                            one well              High $30s      14  10/17/04
       ----------------------------------------------------------------------------------------------------------
   11   THE 201             one well               Low $30s      52  10/22/04
       ----------------------------------------------------------------------------------------------------------
   12   THE 202             one well               Mid $30s      18  09/18/04
       ----------------------------------------------------------------------------------------------------------
   13   THE 203             one well               Low $30s      13  09/13/04
       ----------------------------------------------------------------------------------------------------------
   14   THE 204             one well               Mid $30s      12  09/12/04
       ----------------------------------------------------------------------------------------------------------
   15   THE 207             one well               Low $30s      19  09/19/04
       ----------------------------------------------------------------------------------------------------------
   16   THE 250             one well              High $20s      21  09/21/04
       ----------------------------------------------------------------------------------------------------------
   17   THE 251             two wells              Mid $30s      37  10/07/04
       ----------------------------------------------------------------------------------------------------------
   18   THE 252
       ----------------------------------------------------------------------------------------------------------
   19   THE 253             one well              High $20s      10  09/10/04
                            one well               Mid $30s      25  10/05/04
       ----------------------------------------------------------------------------------------------------------
    20  THE 254
       ----------------------------------------------------------------------------------------------------------
    21  THE 255
       ----------------------------------------------------------------------------------------------------------
    22  THE 256
       ----------------------------------------------------------------------------------------------------------
                                                 Average         25 days



                                                                                                                        Exhibit 99.1



                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004



         Rig Name           Rig Type                Status (1)                   Customer
         --------           --------                ----------                   --------
 Mexico
---------------------------------------------------------------------------------------------------
     1  THE 205       200' - MC,  TD          Operating                 PEMEX
       --------------------------------------------------------------------------------------------
     2  THE 206       200' - MC,  TD          Operating                 PEMEX
       --------------------------------------------------------------------------------------------
     3  Platform 3    Platform,  TD           Rig Preparation           PEMEX
       --------------------------------------------------------------------------------------------

 Trinidad
---------------------------------------------------------------------------------------------------
     1  THE 110       100' - MC,  TD          Operating                 Trinmar
       --------------------------------------------------------------------------------------------
     2  THE 208       200' - MC               Cold Stacked  03/02
       --------------------------------------------------------------------------------------------

 Venezuela
---------------------------------------------------------------------------------------------------
     1  Rig #26       750 hp                  Stacked
       --------------------------------------------------------------------------------------------
     2  Rig #27       900 hp                  Stacked
       --------------------------------------------------------------------------------------------
     3  Cliffs #36    2000 hp                 Stacked
       --------------------------------------------------------------------------------------------
     4  Cliffs #37    2000 hp                 Stacked
       --------------------------------------------------------------------------------------------
     5  Cliffs #40    2000 hp, TDr            Operating                 PDVSA East

       --------------------------------------------------------------------------------------------
     6  Cliffs #42    2000 hp                 Stacked
       --------------------------------------------------------------------------------------------
     7  Cliffs #43    2000 hp                 Stacked
       --------------------------------------------------------------------------------------------
     8  Cliffs #54    3000 hp, TD             Operating                 PDVSA West
       --------------------------------------------------------------------------------------------
     9  Cliffs #55    3000 hp, TD             Mobilizing                PDVSA West
       --------------------------------------------------------------------------------------------
    10  THE 156       150' - ILC,  TD         Operating                 Conoco Venezuela
       --------------------------------------------------------------------------------------------
    11  Falcon 40     Lake Barge,  TD         Cold Stacked  01/00
       --------------------------------------------------------------------------------------------
    12  Falcon 42     Lake Barge              Cold Stacked  12/99
       --------------------------------------------------------------------------------------------
    13  Falcon 43     Lake Barge,  TD         Cold Stacked  02/00
       --------------------------------------------------------------------------------------------




                                                                                                                        Exhibit 99.1



                                                                                          TODCO
                                                                                Monthly Rig Status Report
                                                                                          as of
August 31, 2004

                                   Contract (2)            Est. Duration (2)
                              --------------------------  -------------------
         Rig Name             Type       Dayrate ($000s)   Days      Date                 Comments
         --------             ----       ---------------   ---       ----                 ---------
 Mexico
---------------------------------------------------------------------------------------------------------------
     1  THE 205           term                  High $30s     799  11/08/06
       --------------------------------------------------------------------------------------------------------
     2  THE 206           term                  Low $40s      412  10/17/05
       --------------------------------------------------------------------------------------------------------
     3  Platform 3        term                  High $20s     1,289              Est start Q4-2004
       --------------------------------------------------------------------------------------------------------
                                                Average       833 days
 Trinidad
---------------------------------------------------------------------------------------------------------------
     1  THE 110           term                   Mid $20s     621  05/14/06
       --------------------------------------------------------------------------------------------------------
     2  THE 208
       --------------------------------------------------------------------------------------------------------
                                                Average       621 days
 Venezuela
---------------------------------------------------------------------------------------------------------------
     1  Rig #26
       --------------------------------------------------------------------------------------------------------
     2  Rig #27
       --------------------------------------------------------------------------------------------------------
     3  Cliffs #36
       --------------------------------------------------------------------------------------------------------
     4  Cliffs #37
       --------------------------------------------------------------------------------------------------------
     5  Cliffs #40        one well               Low $20s       4  09/04/04
                          term                   Low $20s     365  09/04/05    letter of intent - contract pending
       --------------------------------------------------------------------------------------------------------
     6  Cliffs #42
       --------------------------------------------------------------------------------------------------------
     7  Cliffs #43
       --------------------------------------------------------------------------------------------------------
     8  Cliffs #54        two wells              Low $20s     282  06/09/05
       --------------------------------------------------------------------------------------------------------
     9  Cliffs #55        two wells              Low $20s     335  08/01/05
       --------------------------------------------------------------------------------------------------------
    10  THE 156           multi well            High $40s       4  09/04/04    30 day demob back to GOM
       --------------------------------------------------------------------------------------------------------
    11  Falcon 40
       --------------------------------------------------------------------------------------------------------
    12  Falcon 42
       --------------------------------------------------------------------------------------------------------
    13  Falcon 43
       --------------------------------------------------------------------------------------------------------
                                                  Average     248 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.